EXHIBIT  99.4
                       SECRETARY TREASURER'S CERTIFICATION

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on the Form 10-KSB/A of Visualant, Incorporated for the year ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mary M. Hethey, Chief Financial Officer and Secretary Treasurer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:


1. The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




Date: February 8, 2005

                                       /s/ "Mary M. Hethey"
                                            Mary M. Hethey
                                 Chief Financial Officer and Secretary
                                              Treasurer